Exhibit 99.1

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
                          RELATING TO A PERIODIC REPORT
                         CONTAINING FINANCIAL STATEMENTS

      I, Raymond P. Warrell, Jr., M.D., Chief Executive Officer of Genta Incorporated, a Delaware corporation (the "Company"), hereby certify that:

      (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Raymond P. Warrell, Jr., M.D.
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Raymond P. Warrell, Jr., M.D.
Chief Executive Officer